                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549


                                   FORM 8-K


                                CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  September 15, 1998


                              THE PMI GROUP, INC.
            (Exact name of registrant as specified in its charter)



      DELAWARE                     1-13664                 94-3199675
(State of Incorporation)    (Commission File Number)    (I.R.S. Employer
                                                        Identification No.)


           601 MONTGOMERY STREET, SAN FRANCISCO, CALIFORNIA     94111
               (Address of principal executive offices)      (Zip Code)


Registrant's telephone number including area code:  (415) 788-7878


___________________________________________________________________
  (Former name or former address, if changed since last report.)

Item 5.  Other Events

      On September 15, 1998, the Board of Directors of The PMI Group, Inc. (The "Corporation") adopted amendments to the Corporation's By-Laws which: (i) modify certain requirements regarding nomination of persons for election to the board of directors with respect to stockholders' meetings; (ii) modify the procedures and advance notice requirements by which stockholders may make nominations or introduce business to be considered at stockholders' meetings; (iii) modify certain other procedures relating to the conduct of stockholders' meetings; and
(iv) create a separate office of chief executive officer and related duties.
A copy of the amended by-laws are attached to this filing, the terms of which are hereby incorporated herein by reference.

Item 7.  Financial statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits

 3 (ii)  By-Laws of the registrant, as amended September 15, 1998.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              The PMI Group, Inc.
                              (Registrant)


September 28, 1998            By: /s/ Victor J. Bacigalupi
                                  ------------------------
                                  Victor J. Bacigalupi

                                  Senior Vice President,
                                  General Counsel and Secretary